Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURUSANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of eLuxuryHouse, Inc. (the “Company”) for the fiscal year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Douglas Haffer, Chief Executive Officer, and Eduardo Axtle, Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended: and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 23, 2010

By:	/s/ Douglas Haffer
Douglas Haffer
Chief Executive Officer

/s/ Eduardo Axtle
Eduardo Axtle Chief Financial Officer